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Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:  Carlyle Income Plus, L.P. - II
     Commission File No. 000-17705
     Form 8-K

Gentlemen:

Transmitted, for the above-captioned registrant, is the electronically filed executed copy of registrant's current report on Form 8-K dated November 25, 1997.

Thank you.

Very truly yours,

Carlyle Income Plus, L.P. - II


By:  JMB Realty Corporation
     (Corporate General Partner)


     By:  GAILEN J. HULL
          Gailen J. Hull, Senior Vice President
          and Principal Accounting Officer



Enclosures

                          FORM 8-K


             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                       CURRENT REPORT



           Pursuant to Section 13 or 15 (d) of the
               Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): November 25, 1997



                 CARLYLE INCOME PLUS, L.P. - II
                    -------------------------

     Exact name of registrant as specified in its charter)


        Illinois            0-17705           36-3555432
    -----------------    ---------------       ----------

    (State of Organization)  (Commission)   (IRS Employer
                            File Number)   Identification
                                               Number)


         900 N. Michigan Avenue, Chicago, Illinois 60611
        -------------------------------------------------

           (Address of principal executive office)



  Registrant's telephone number, including area code: (312)
                          915-1987.
-------------------------------------------------------------------

                THE LANDINGS SHOPPING CENTER
                      SARASOTA, FLORIDA
                 ---------------------------

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.  On December

30,   1997,   Carlyle   Income  Plus,   L.P.   -   II   (the

"Partnership"),  an  Illinois limited  partnership,  through

JMB/Landings   Associates  ("JMB/Landings"),   an   Illinois

general  partnership, sold the land and related improvements

(that it owned) known as The Landings Shopping Center  (the

"Property"),  an approximately 209,000 square-foot  shopping center  located  in  Sarasota, Florida.  JMB/Landings  is  a joint  venture  between the Partnership and  Carlyle  Income

Plus,   Ltd.("CIP-I").   JMB/Landings  owned   approximately

94,000  square feet of leasable space at the Property.   The

remaining  space  was  and remains independently  owned  and

occupied  by  three separate store operators.   Neither  the

purchaser,  Inland  Real  Estate  Acquisitions,  Inc.,    an

Illinois  corporation,  nor  its  affiliate,  InlandSouthern

Acquisitions,  Inc.,  a Delaware corporation,  to  whom  its interest  in the agreement was assigned, is affiliated  with the  Partnership or its General Partners and the sale  price was determined by arm's-length negotiations.

      On  November  25, 1997, JMB/Landings entered  into  an

agreement  to  sell  the  Property  for  a  sale  price   of

$9,700,000. JMB/Landings received the sale price in cash  at closing,  net  of  estimated selling costs of  approximately

$400,000  and operating prorations of approximately  $58,000

(subject  to  reprorations).  The Property was approximately

90%  occupied at the date of sale.  The sale resulted  in  a

gain   of  approximately  $1,900,000  to  JMB/Landings   for

financial  reporting purposes, primarily as a  result  of  a

value   impairment  provision  of  $3,500,000  recorded   by

JMB/Landings in 1995.  Also, the Property was classified  as held  for  sale or disposition as of December 31,  1996  and therefore has not been subject to continued depreciation  as of that date for financial reporting purposes.  In addition,

JMB/Landings  expects  to  recognize  a  loss  on  sale   of

approximately  $1,500,000 for Federal income  tax  reporting purposes in 1997.

      In  connection with the sale of this property,  as  is

customary  in  such  transactions,  JMB/Landings  agreed  to certain  representations and warranties, with  a  stipulated survival  period which expires in late June, 1998.  Although it  is  not expected, JMB/Landings may ultimately have  some liability  under such representations and warranties  which,

in   no   event,  is  to  exceed  $400,000  (of  which   the

Partnership's share would be $200,000).



     The terms of the JMB/Landings venture agreement provide

generally  that  all profits and losses and  cash  flow  and sales  proceeds are allocated, or distributable as the  case may be, 50% to the Partnership and 50% to CIP - I.

     The Partnership Agreement provides that distributions

of sale proceeds are to be initially allocated 99% to the

Holders of Interests (as defined) and 1% to the General

Partners.  However, upon the completion of the liquidation

of the Partnership and final distribution of all Partnership funds, all previous distributions of sale proceeds to the

General Partners are to be repaid to the Partnership to the

extent that the Holders of Interests have not received sale

proceeds equal to their initial capital investment plus a 6%

return on their investment (as defined). Upon receipt by the

Holders of Interests of such preferred return, further

distributions, if any, of sale proceeds are to be allocated

to the General Partners until the General Partners have

received distributions in an amount equal to 3% of the

aggregate selling prices of all properties sold, with the

remaining balance to be distributed 85% to the Holders of

Interests and 15% to the General Partners;  provided,

however, that such 3% and 15% of sale proceeds distributable to the General Partners are subordinate to the Holders of

Interests' receipt of a 9% return on their investment.

Since the Holders of Interests are not expected to receive

an amount equal to their initial contributed capital from

the aggregate sale proceeds of all of the Partnership's

investment properties, the General Partners are currently

deferring their share of distributable proceeds from all

property sales.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements.  Not Applicable

     (b)  Pro Forma Financial Information- Narrative.

      The  operations of the Property and  JMB/Landings were

reflected  by  the  Partnership  on  the  equity  basis   of

accounting.  Accordingly, as a result of  the  sale  of  the

Property,  beyond the date of sale there will be no  further equity  in  the operations of the Property and  JMB/Landings in  the  financial statements of the Partnership, which  for the Partnership's most recent reported fiscal year (the year ended  December  31,  1996)  was  $153,503.  Equity  in  the operations of the Property and the JMB/Landings was $200,263 for  the nine months ended September 30, 1997.  Also,  as  a result  of  the sale of the Property, there are  no  further significant  assets and liabilities related to the  Property and  JMB/Landings, which at September 30, 1997 consisted  of

investment   in   unconsolidated  venture  of  approximately

$4,334,000. The remaining operations of the Partnership will

consist  primarily  of  the  operations  (through  a   joint

venture)  of  the  Partnership's remaining owned  investment property,  1225  Connecticut Avenue Office  Building,  which operations  are  reflected  in the  Partnership's  financial statements on the equity method of accounting.

     (c)  Exhibits.

           99.1    Real Property Purchase Agreement  between

JMB/Landings Associates and Inland Real Estate Acquisitions,

Inc., dated November 25, 1997.









                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    CARLYLE INCOME PLUS, L.P. - II
                    By:  JMB Realty Corporation
                         Corporate General partner


                       By:
                           __________________________________
                              GAILEN J. HULL
                              Gailen J. Hull
                              Senior Vice President and
                              Principal Accounting Officer

Date: January 12, 1998